Exhibit 10.1
SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     This SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 29, 2006, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and WACHOVIA CAPITAL MARKETS, LLC (as successor to Wachovia Securities, Inc.), as Administrator (the “Administrator”).
RECITALS
     1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
     2. Amendments to Agreement.
     (a) Section 1.1 of the Agreement is hereby amended by adding a new paragraph (c) thereto to read as follows:
(c) The Seller may, upon 30 days’ (but not greater than 45 days’) prior written notice to the Administrator and each Purchaser Agent, repay in whole (but not in part) the entire Aggregate Investment (and all accrued and unpaid Discount thereon) by making a cash payment of such amount to the Purchaser Agents for the benefit of the related Purchasers. Such payments shall be made to the applicable Purchaser Agents for the ratable benefit of the related Purchasers (ratably based on the Investments outstanding at such time) and the Investment (and accrued and unpaid Discount) of each Purchaser shall only be deemed to be reduced by such payment when such payment is finally so paid to such Purchaser in full in cash. All payments as repayments made pursuant to this paragraph shall be subject to any applicable Termination Fee payable to any Purchaser at such time in connection therewith.

     (b) Schedule II to the Agreement is hereby amended and restated in its entirety as attached hereto.
     3. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:
     (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
     (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion and (b) such other agreements, documents and instruments as the Administrator shall request.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.

By:	/s/ Daniel A. Brailer

Name:	Daniel A. Brailer

Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer

By:	/s/ Daniel A. Brailer

Name:	Daniel A. Brailer

Title:	Vice President

WACHOVIA CAPITAL MARKETS, LLC, as Administrator

By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

MARKET STREET FUNDING LLC (as successor to Market Street Funding Corporation), as a Conduit Purchaser

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC

By:	/s/ John T. Smathers

Name:	John T. Smathers

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Conduit Purchaser

By:	/s/ W. Russ Brightly

Name:	W. Russ Brightly

Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Purchaser Agent for General Electric Capital Corporation

By:	/s/ W. Russ Brightly

Name:	W. Russ Brightly

Title:	Duly Authorized Signatory

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

By:	Wachovia Capital Markets, LLC, as Attorney in Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.

Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Variable Funding Capital Company LLC

By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

FIFTH THIRD BANK, as a Conduit Purchaser

By:	/s/ Brian J. Gardner

Name:	Brian J. Gardner

Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank

By:	/s/ Brian J. Gardner

Name:	Brian J. Gardner

Title:	Vice President

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding LLC

By:	/s/ John T. Smathers

Name:	John T. Smathers

Title:	Vice President

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank

By:	/s/ Brian J. Gardner

Name:	Brian J. Gardner

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Related Committed Purchaser for General Electric Capital Corporation

By:	/s/ W. Russ Brightly

Name:	W. Russ Brightly

Title:	Duly Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Variable Funding Capital Company LLC

By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

[Certain Schedules have been omitted and will be furnished upon request.]

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